Exhibit 10.10

                          SUBSCRIPTION AGREEMENT

TO:  EMPIRE GLOBAL CORP.
RE:  PURCHASE OF UNITS OF EMPIRE GLOBAL CORP.

Subject to the terms and conditions contained in this subscription agreement, including the terms and conditions set forth in Schedule "A" hereto, the undersigned (the "Purchaser"), hereby irrevocably subscribes for and agrees to purchase the number of units (the "Units" or the "Purchased Securities") of Empire Global Corp. (the "Corporation") as set forth below at a purchase price of $5,000 per Unit (the "Purchase Price").


______________________________________
(Name of Purchaser - please print)


By: __________________________________
(Authorized Signature)

______________________________________
(Please print name of individual whose signature appears above if different than the name of the Purchaser printed above.)

______________________________________
(Subscriber's Address)

                         Number of Units: __________________________

		Aggregate Purchase Price: $_________________________

If the Purchaser is signing as finder for a principal and the Purchaser is not a trust company or a portfolio manager, in either case, purchasing as trustee or finder for accounts fully managed by it, complete the following:


______________________________________
(Name of Principal)

______________________________________
(Telephone Number)

______________________________________
(Fax Number)

______________________________________
(Email Address)

______________________________________
(Principal's Address)

Register the Purchased Securities as set forth below:

______________________________________
(Name)

______________________________________
(Account reference, if applicable)

______________________________________
(Address)

______________________________________



Deliver the Purchased Securities as set forth below:


______________________________________
(Name)


______________________________________
(Account reference, if applicable)

______________________________________
(Contact Name)

______________________________________
(Address)

______________________________________
(Telephone Number)


The Purchased Securities form part of a larger offering of 500 Units by the Corporation (the "Offering") to close on or about July 1, 2014 or such other date mutually agreed between the Purchaser and the Corporation (the "Closing Date"). The maximum Offering will result in gross proceeds to the Corporation of $2,750,000 on a fully diluted basis.

Each Unit is comprised of a debenture of the Corporation in a principal amount of $5,000 (the "Debenture") and 500 common share purchase warrants of the Corporation (the "Warrants"). Each Warrant will entitle the holder to acquire one (1) common share of the Corporation within twenty-four (24) months from the Closing Date and each Warrant will have an exercise price of US$1.00. The form of the Debenture is attached hereto as Schedule "B" and the form of Warrant is attached hereto as Schedule "C".

All dollar amounts referred to in this agreement are in United States dollars unless otherwise noted.

ACCEPTANCE: The Corporation hereby (i) accepts the above subscription subject to the terms and conditions contained in this subscription agreement; and (ii) agrees that the Purchaser shall be entitled to rely on such representations and warranties of the Corporation contained in the subscription agreement.


EMPIRE GLOBAL CORP.

Date:  July ____, 2014             Per:____________________________________
                                       Michael Davidson, Chief Executive Officer

                                  SCHEDULE "A"
                           TERMS AND CONDITIONS OF
                            SUBSCRIPTION FOR UNITS
                              EMPIRE GLOBAL CORP.

1.  Description of Debentures

The debenture forming part of the Purchased Securities (the "Debenture") shall be governed by provisions of the Debenture of the Corporation, the form of which is appended hereto as Schedule "B". The Debentures yield interest at the rate of 24% per annum payable on maturity of the Debentures. The Debentures mature on the earlier of (i) 1 year from the date of issue and (ii) the completion of going public transaction for the Company, at which time all principal and outstanding interest shall be repaid in full by the Company, provided that in any event the minimum interest payment shall be for 3 months. The Debentures are unsecured obligations of the Company and shall rank pari passu with each other.

2.  Description of Warrants

The warrants forming part of the Purchased Securities (the "Warrants") shall be governed by the provisions of warrant certificates (the "Warrant Certificates") of the Corporation, the form of which is appended hereto as Schedule "C". Subject to the anti-dilution and other adjustment provisions contained in the Warrant Certificates, each Warrant shall entitle the holder thereof to acquire one common share of the Corporation at any time on or before 5:00 (Toronto time) on the date that is 24 months from the Closing Date (the "Warrant Shares").
Each Warrant will have an exercise price of US$1.00 as more specifically set out in the Warrant Certificate.

3.  Acknowledgments re: Hold Periods and Resale Restrictions

The Purchaser on its own behalf and (if applicable) on behalf of others for whom it is contracting hereunder, understands and acknowledges the following:

    (a) The Purchased Securities are subject to statutory hold periods or resale restrictions and the Warrants forming part of the Purchased Securities and the Warrant Shares (Warrants and Warrant Shares being collectively referred to herein as the "Underlying Securities") will be subject to statutory hold periods or resale restrictions;
    (b) The Purchaser, and (if applicable) others on whose behalf the Purchaser is contracting hereunder, have been advised to consult their own legal advisers in connection with any applicable statutory hold periods and resale restrictions relating to the Purchased Securities and the Underlying Securities and no representation has been made respecting applicable statutory hold periods or resale restrictions relating to such securities;
    (c) The Certificates representing the Purchased Securities and the Underlying Securities may be endorsed with a legend setting out resale restrictions under applicable securities legislation;
    (d) The Purchaser, and (if applicable) others on whose behalf the Purchaser is contracting hereunder, are solely responsible (and the Corporation is not in any way responsible) for compliance with applicable hold periods and resale restrictions, including without limitation the filing of any documentation and, if applicable, the payment of any fees with any applicable securities regulatory authority, and the Purchaser, and (if applicable) others on whose behalf the Purchaser is contracting hereunder, are aware that the Purchaser, and (if applicable) such others, may not be able to resell the Purchased Securities or the Underlying Securities, except in accordance with limited exceptions under applicable securities legislation and regulatory policies and the Purchaser and, if applicable, others on whose behalf the Purchaser is contracting hereunder, will not sell, resell or otherwise transfer the Purchased Securities or the Underlying Securities, except in compliance with applicable laws; and
    (e) No market currently exists for the Warrants and no liquid market may exist for the Underlying Securities.

4.  Delivery and Payment

Unless other arrangements are agreed by the Corporation, the following must be delivered to Beard Winter LLP at 130 Adelaide Street West, Suite 701, Toronto, Ontario, M5H 2K4, not later than 5:00 p.m. (Toronto time) on the day immediately preceding the Closing Date:

    (a) One signed copy of this subscription agreement with the relevant "accredited investor" certification completed in Schedule "D", as applicable;
    (b) The aggregate Purchase Price payable for the Purchased Securities by way of a certified cheque or bank draft payable to "Beard Winter LLP, in trust" or wire transfer of immediately available funds and delivered or transmitted in accordance with the instructions set forth in Schedule "E" attached hereto or such other method of payment as is acceptable to the Corporation; and
    (c) Such other documents as may be required pursuant to terms of this subscription agreement.

5.  Closing

This subscription is subject to acceptance by the Corporation, as described below. A Debenture and a Warrant Certificate endorsed by the Corporation representing the Purchased Securities will be available for delivery to the Purchaser in Toronto, Ontario, on the Closing Date against payment of the aggregate Purchase Price for the Purchased Securities.

6.  Acceptance Subscription

This subscription may be accepted in whole only and the right is reserved to the Corporation to refuse to accept any subscription. Confirmation of acceptance or rejection of this subscription will be forwarded to the Purchaser promptly after he acceptance or rejection of this subscription by the Corporation. If this subscription is rejected, the Purchaser understands that any certified cheque, bank draft, wire transfer or other method of payment delivered by the Purchaser to Beard Winter LLP in accordance with Schedule "E" hereto representing the Purchase Price will be promptly returned to the Purchaser without interest or deduction.

7.  Acknowledgments re: Prospectus Exemptions, etc.

The Purchaser acknowledges and agrees, on its own behalf and (if applicable) on behalf of others for whom the Purchaser is contracting hereunder, that the sale of the Purchased Securities to the Purchaser, or (if applicable) to such others, is conditional upon, among other things, such sale being exempt from the requirement to file a prospectus or deliver an offering memorandum in respect of such sale or upon the issuance of such rulings, orders, consents or approvals as may be required to permit such sale without complying with the requirement to file a prospectus or deliver an offering memorandum.

The Purchaser also acknowledges and agrees, on its own behalf and (if applicable) on behalf of others for whom it is contracting hereunder, that:
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      (i)   the Purchaser, and (if applicable) such others have not received, requested or been provided with, nor have any need to receive, a prospectus, offering memorandum, sales or advertising literature or similar disclosure document relating to the Offering and/or the business and affairs of the Corporation and that the decision to enter into this subscription agreement and purchase the Purchased Securities has not been based upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation or any officer, director, employee or agent of the Corporation and that such decision is based entirely upon the form of Debenture attached as Schedule "B" and the form of Warrant Certificate attached as Schedule "C" to this subscription agreement and information set out in this subscription agreement,

      (ii) there has not been any advertisement of the Purchased Securities in printed public media, radio, television or telecommunications, including electronic display such as the Internet; and

      (iii) Beard Winter LLP is acting as counsel to the Corporation and is not acting as counsel to the Purchasers of Purchased Securities.

The Purchaser acknowledges that the Corporation may be required by law to provide applicable securities regulatory authorities with a list setting forth the identities of the beneficial purchasers of the Purchased Securities and the Purchaser agrees to use its best efforts to comply with such laws, if required.

The Purchaser, on its own behalf and (if applicable on behalf of others for whom the Purchaser is contracting hereunder, understands and acknowledges that: (i) the Purchased Securities have not been nor will be registered under the United States Securities Act of 1933, as amended (the "US Securities Act") nor any applicable state securities laws and may not be offered or sold or re-offered or resold, directly or indirectly, in the United States or to any United States person (as defined in Regulation S under the U.S. Securities Act, a "U.S. Person"), unless such securities have been registered under the U.S. Securities Act, and any applicable state securities laws, or are otherwise exempt from such registration; and (ii) certificates representing the Purchased Securities may bear a legend to such effect.

8.  Conditions to Closing

The Purchaser acknowledges and agrees that as the Offering will not be qualified by a prospectus, the Offering is subject to the condition that the Purchaser, or (if applicable) others for whom the Purchaser is contracting hereunder, execute and return to the Corporation, as applicable, all relevant documentation required by applicable securities legislation, regulations, rules and policies.

9.  Representations, Warranties and Covenants of the Purchaser

The Purchaser, on its own behalf and (if applicable) on behalf of others for whom the Purchaser is contracting hereunder, represent, warrant and covenant to and with the Corporation (and acknowledges that the Corporation, and its counsel are relying thereon) as follows:

    (a) Jurisdiction of Residence - the Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, is resident in the jurisdiction set forth on the first page of this agreement and the purchase by and sale to the Purchaser, or any such beneficial purchaser, of the Purchased Securities is being made in accordance with the applicable securities legislation of such jurisdiction;

    (b) Prospectus Exempt Purchase - Canadian Purchaser - if the Purchaser or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, is resident in a province of Canada or is otherwise subject to the securities laws of a province of Canada, the urchaser, on its own behalf and (if applicable) on behalf of any such beneficial purchaser makes the representations, warranties and covenants set out in Schedule "D", to this subscription agreement, as applicable, with the Corporation and the Purchaser, and (if applicable) any such beneficial purchaser, may avail itself of one or more of the categories of prospectus exempt purchasers listed in Schedule "D";
    (c) Agent Purchasing for Principal(s) - if the Purchaser is acting as agent for one or more beneficial purchasers: (i) each such beneficial purchaser is purchasing as principal for its own account and not for the benefit of any other person; and (ii) each such principal can, and does, make the representations, warranties and covenants set out herein and in Schedule "D" to this subscription agreement as are applicable to such principal by virtue of its jurisdiction of residence or by virtue of it being subject to the applicable securities legislation of such jurisdiction, and (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, acknowledges that such schedule forms part of and is incorporated into this subscription agreement;
    (d) Capacity - (i) if the Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, is an individual, the Purchaser, or such beneficial purchaser, as the case may be, has attained the age of majority and is legally competent to execute this subscription agreement and to perform all actions required pursuant hereto; (ii) if the Purchaser, or any beneficial purchaser for whom the Purchaser is acting, is a corporation, partnership, unincorporated association or other entity, the Purchaser, or such beneficial purchaser, as the case may be, has the legal capacity and competence to enter into and be bound by this subscription agreement and to take all actions required pursuant thereto and the Purchaser further certifies that all necessary approvals of directors, shareholders or otherwise have been given and obtained;
    (e) Authority - (i) if the Purchaser is acting as agent for one or more beneficial purchasers, the Purchaser is duly authorized to execute and deliver this subscription agreement and all other necessary documentation in connection with such subscription on behalf each such principal and this subscription agreement has been duly authorized, executed and delivered by the Purchaser on behalf of each such principal; and (ii) the entering into of this subscription agreement and the completion of the transactions contemplated herein will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or of any beneficial purchaser for whom the Purchaser is acting or of any agreement, written or oral, to which the Purchaser or any beneficial purchaser for whom the Purchaser is acting is a party or by which the Purchaser or such beneficial purchaser is bound;
    (f) Enforceability - this subscription agreement has been duly and validly authorized, executed and delivered by the Purchaser (on its own behalf and, if applicable, on behalf of any beneficial purchaser) and, upon acceptance by the Corporation this subscription agreement will constitute a legal, valid and binding contract of the Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is acting, enforceable against the Purchaser, or (if applicable) any such beneficial purchasers, in accordance with its terms;
    (g) Purpose - If the purchaser is not an individual, the Purchaser has not been created solely or primarily to use exemptions from the registration and prospectus exemptions under applicable securities legislation and has a pre-existing purpose other than to use such exemptions;

    (h) No Representation re: Resale, Refund, Future Price or Listing - no person has made any written or oral representation to us:
        (i)   That any person will resell or repurchase the Purchased
              Securities;
        (ii) That any person will refund the Purchaser Price other than as may be provided in this subscription agreement; or
        (iii) Relating to the future price or value of the Purchased Securities;
    (i) Investment Experience - the Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, has knowledge and experience with respect to investments of this type and the Purchaser, or (if applicable) any such beneficial purchaser, is capable of evaluating the merits and risks thereof and obtaining competent independent business, legal and tax advice regarding this investment;
    (j) Proceeds of Crime - The funds representing the subscription amount which will be advanced by the Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) Act (Canada) (the "PCMLA") and the Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, acknowledges that the Corporation may in the future be required by law to disclose the Purchaser's, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, name and other information relating to this Subscription Agreement and the Purchaser's, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, subscription hereunder, on a confidential basis, pursuant to the PCMLA. To the best of its knowledge (a) no portion of the subscription amount to be provided by the Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, (i) has been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States, or any other jurisdiction, or (ii) is tendered on behalf of a person or entity who has not been identified to the Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder. The Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, shall promptly notify the Corporation if the Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, discovers that any of such representations ceases to be true, and to provide the Corporation with appropriate information in connection therewith; and
    (k) Additional Filings - The Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, shall execute, deliver, file and otherwise assist the Corporation with filing all documentation required by the applicable securities laws and any other applicable securities legislation to which the Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, may be subject, within the time limits prescribed to permit the subscription for and issuance of, the Units and thereafter for any subsequent exchange thereof.

The Purchaser acknowledges that the representations, warranties and covenants made by the Purchaser in this Subscription Agreement are made by the Purchaser with the intent that they may be relied upon by the Corporation and its counsel to, among other things, determine the eligibility of the Purchaser, or (if applicable) the eligibility of others on whose behalf the Purchaser is contracting hereunder, to purchase the Purchased Securities under relevant securities legislation including, without limitation, the availability of exemptions from the registration and prospectus requirements of applicable securities legislation in connection with the issuance of the Purchased Securities to the Purchaser. The Purchaser further agrees that by accepting the

Purchased Securities on the Closing Date the Purchaser shall be representing and warranting that such representations, warranties and covenants are true as at the Closing Date, with the same force and effect as if they had been made by the Purchaser on such date.

The Purchaser undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Purchaser or others on whose behalf the Purchaser is contracting set forth herein that takes place prior to Closing.

10.  Representations, Warranties and Covenants of the Corporation

The Corporation hereby represents, warrants and covenants to the Purchaser (and/or to any others on whose behalf the Purchaser is contracting hereunder), that as of the date of this Subscription Agreement and as of the Closing Date:

    (a) The Corporation is a valid and subsisting corporation duly incorporated and in good standing under the laws of its jurisdiction of incorporation;
    (b) The Corporation will reserve and set aside a sufficient number of authorized and unissued Common Shares of the Corporation to issue to the Purchaser the Common Shares issuable in connection with the exercise of the Warrants and such Common Shares will, when issued and delivered upon such exercise, be duly and validly issued as fully paid and non-assessable shares of the Corporation;
    (c) This Subscription Agreement and the Offering have been duly authorized by all necessary corporate action on the part of the Corporation and constitute valid obligations of the Corporation legally binding upon it and enforceable in accordance with its terms;
    (d) The Corporation has all requisite corporate power and authority to carry on its business as now and proposed to be carried on and to own, lease and operate its material properties, business and assets, or the interests therein;
    (e) The Corporation is not a party to any actions, suits or proceedings which could have a material adverse effect on the assets, liabilities, financial condition, business, capital or prospects of the Corporation and, to the best of the Corporation's knowledge, no such actions, suits or proceedings are pending or threatened;
    (f) Immediately prior to the Offering, the Corporation has 18,675,800 issued and outstanding Common Shares. The Corporation has no issued and outstanding options, warrants or other securities convertible into shares of the Corporation.

11.  Acknowledgment and Waiver

The Purchaser, on its own behalf and/or on behalf of others for whom the Purchaser is contracting hereunder, has acknowledged that the decision to purchase the Purchased Securities was made solely on the basis of publicly available information. Accordingly, the decision to acquire the Purchased Securities has also been made on the basis of currently available public information.

12.  Survival

This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the Corporation and the undersigned for a period of two (2) years from the Closing Date notwithstanding the completion of the purchase of the Purchased Securities.

13.  Governing Law

This Subscription Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. The Purchaser, on its own behalf and (if applicable) on behalf of others for whom the Purchaser is contracting hereunder, hereby irrevocably attorn to the jurisdiction of the courts of the Province of Ontario with respect to any matters arising out of this agreement.

14.  Costs

All costs and expenses incurred by the Purchaser (including any fees and disbursements of any counsel retained by the Purchaser) relating to its purchase of the Purchased Securities shall be borne by the Purchaser.

15.  Assignment

This Subscription Agreement is not transferable or assignable, in whole or in part, by the Purchaser or (if applicable) by others on whose behalf the Purchaser is contracting hereunder.

16.  Entire Agreement and Headings

This Subscription Agreement (including the schedules hereto) contains the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein. This agreement may only be amended or modified in any respect by written instrument only. The headings contained herein are for convenience only and shall not effect the meanings or interpretation hereof.

17.  Language

The parties hereto confirm their express wish that this agreement and all documents and agreements directly or indirectly relating thereto be drawn up in the English language. Les parties reconnaissent leur volonte expresse que la presente convention, ainsi que tous les documents et contrats qui s'y rattachent, directement ou indirectment, soient rediges en anglais.

18.  Time of Essence

Time shall be of the essence of this Subscription Agreement.

19.  Currency

All dollar amounts referred to in this Subscription Agreement are in United States dollars.

20.  Counterparts and Facsimile Deliveries

This Subscription Agreement may be executed in one or more counterparts, each of which counterparts when executed shall constitute an original and all of which counterparts so executed shall constitute one and the same instrument. The Corporation shall be entitled to rely on delivery of a facsimile copy of this Subscription Agreement, including the completed schedules attached hereto, and acceptance by the Corporation of any such facsimile copy shall be legally effective to create a valid and binding agreement between the parties hereto in accordance with the terms hereof.

21.  Consent to Collection and Use of Personal Information

The Purchaser acknowledges that this subscription agreement requires the Purchaser to provide certain personal information to the Corporation ("Personal Information"). Such information is being collected by the Corporation for the purposes of completing the proposed issuance of the Units, which includes, without limitation, determining the Purchaser's eligibility to purchase the Units under applicable securities laws, preparing and registering certificates representing the Underlying Securities and completing filings required by the securities commissions, the TSX Venture Exchange and/or other securities regulatory authorities. The Purchaser agrees that the Purchaser's Personal Information may be disclosed by the Corporation to: (a) securities commissions, the TSX Venture Exchange and/or other securities regulatory authorities, (b) the Corporation's registrar and transfer agent, and (c) any of the other parties involved in this subscription, including legal counsel, and may be included in record books in connection with this subscription. In the case of such information is being collected indirectly by them for the purpose of the administration and enforcement of the applicable securities laws and the Purchaser authorizes the indirect collection of such information by them. In the case of the TSX Venture Exchange, the Personal Information is being collected by them for the purposes of identified by them from time to time. The Purchaser consents to the foregoing collection, use and disclosure of the Purchaser's Personal Information by the securities commissions, the TSX Venture Exchange and/or other securities regulatory authorities. The title, business address and business telephone number of the public official in Ontario who can answer questions about the Ontario Securities Commission's indirect collection of the information is the Administrative Assistant to the Director of Corporate Finance, Telephone (416) 593-8086, Ontario Securities Commission, Suite 1903, Box 5520 Queen Street West, Toronto, Ontario M5H 3S8.

                                  SCHEDULE "B"

                                   DEBENTURE









                                                                      No. D____
                              EMPIRE GLOBAL CORP.








                     Debenture due July____, 2016














                     Holder:____________________________

                     Amount:____________________________

                     Commencement Date:  July_____, 2014

TABLE OF CONTENTS

ARTICLE 1 - INTERPRETATION                                                     1

Section 1.1  Definitions                                                       1
Section 1.2  Interpretation not Affected by Headings, etc                      2
Section 1.3  Deemed Notice of Debenture                                        3
Section 1.4  Applicable Law                                                    3
Section 1.5  Accounting Terms                                                  3
Section 1.6  Day not a Business Day                                            3
Section 1.7  Currency                                                          3

ARTICLE 2 - THE DEBENTURE                                                      3

Section 2.1  Terms, Form and Denomination of Debenture                         3
Section 2.2  Certification by Company                                          3
Section 2.3  Replacement of Debenture                                          3
Section 2.4  Payment of Principal and Interest                                 4
Section 2.5  Ownership of Debenture                                            4

ARTICLE 3 - NO SECURITY                                                        4

Section 3.1  No Security                                                       4

ARTICLE 4 - DEFAULT AND ENFORCEMENT                                            4

Section 4.1  Events of Default                                                 4
Section 4.2  Acceleration of Default                                           5
Section 4.3  Enforcement of Security                                           5
Section 4.4  Holder not Obliged to Institute Proceedings                       6
Section 4.5  Application of Proceeds of Realization                            6
Section 4.6  Rights and Remedies Cumulative                                    7

ARTICLE 5 - SUCCESSOR COMPANIES                                                7

Section 5.1  Certain Requirements                                              7
Section 5.2  Vesting of Powers in Successor                                    7

ARTICLE 6 - MISCELLANEOUS                                                      8

Section 6.1  Notice to the Holder and to the Company                           8




















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This Debenture has not been and will not be qualified for under the Securities
Act (Ontario) or under applicable securities laws in any other province or territory of Canada, and may not be offered or sold in Canada or to, or for the account or benefit of, a resident of Canada except in certain transactions exempt from the prospectus and registration requirements of applicable securities laws therein. This Debenture has not been registered under the U.S. Securities Act of 1933 or the securities laws of any state of the United States and cannot be offered, sold, pledged or otherwise transferred or assigned in the United States or to a resident of the United States unless an exemption from such registration requirements is available. This Debenture has not been and will not be qualified for sale or registered under the laws of any other jurisdiction and any transferee should refer to the securities laws of any jurisdiction applicable to them.

                             EMPIRE GLOBAL CORP.
             (incorporated under the laws of the State of Delaware)

No. D____                                                      $________________

Debenture due July____, 2016

Empire Global Corp. (hereinafter referred to as the "Company"), FOR VALUE RECEIVED, hereby promises to pay to ____________________________ (the "Holder"), subject to the provisions hereof (the provisions hereof are hereinafter collectively referred to as the "Debenture"), on July_____, 2016, or on such other date as the principal amount hereof may become due in accordance with the provisions of the Debenture, on presentation and surrender of this Debenture, the sum of ___________________________ (USD$) United States Dollars and, subject to the provisions of this Debenture, to pay interest monthly on the principal amount hereof at the rate of twenty-four (24%) per cent per annum payable on the Maturity Date (as hereinafter defined), which interest shall be payable before as well as after maturity and both before and after default and judgment, with interest on amounts in default at the same rate, all in accordance with the terms and conditions hereof.

                          ARTICLE 1 - INTERPRETATION

Section 1.1  Definitions.

In this Debenture, unless there is something in the subject matter or context inconsistent therewith:

"Applicable Laws" means the laws applicable to the Company at any relevant time;

"Business Day" means a day on which banks are open for business in Toronto, Ontario other than a Saturday, Sunday or civic or statutory holiday in Toronto, Ontario;

"Commencement Date" means the effective date of original issue of this Debenture, being July_____, 2014;

"Company" means Empire Global Corp. and every Successor Corporation which shall have complied with the provisions of Article 7;

"Company Articles" means the Certificate of Incorporation of the Company and any amendments thereof;

"Corporate Reorganization" means, in respect of a corporation, any transaction whereby all or substantially all of its undertaking, property and assets would become the property of any other Person whether by way of arrangement, reorganization, consolidation, amalgamation, merger, transfer, sale, continuance into any other jurisdiction of incorporation or otherwise;

"Debenture" means this Debenture due July_____, 2016 of the Company;

"Director" means a director of the Company for the time being and "Directors" means the board of directors of the Company or, if duly constituted and whenever duly empowered, the executive committee of the board of directors of the Company for the time being, and reference to action by the directors means action by the directors of the Company as a board or action by the said executive committee as such committee;

"Event of Default" has the meaning attributed thereto in Section 5.01;

"Maturity Date" means the earlier of (i) July_____, 2016 and (ii) the occurrence of a Qualified Liquidity Event;

"Offering" means the offering of 500 Units by the Company to close on or about July 1, 2014 which may result in gross proceeds to the Company of $2,750,000 with each such unit being comprised of (i) a debenture in a principal amount of $5,000 in the form of this Debenture and (ii) 500 common share purchase warrants ith each warrant entitling the holder to acquire one (1) common share of the company within twenty-four (24) months with an exercise price of US$1.00;

"Person" means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, unincorporated association, trust, trustee, estate trustee, or other legal personal representative or other entity howsoever designated or construed;

"Qualified Liquidity Event" means the closing of a financing transaction which results in gross proceeds to the Company of at least $2,750,000;

"Successor Corporation" means any corporation continuing from and which acquires all or substantially all of the undertaking, property and assets of the Company pursuant to any Corporate Reorganization;

"Transfer Agent" means the law firm of Beard Winter LLP with its office situated at 130 Adelaide Street West, Suite 701, Toronto, Ontario, or such other transfer agent as the Company may, from time to time, appoint with respect to the Debenture by giving written notice to the Holder, as herein provided.

Section 1.2  Interpretation not Affected by Headings, etc.

The division of this Debenture into Articles, sections, subsections and clauses, and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

Section 1.3  Deemed Notice of Debenture.

The Holder of this Debenture, and all Persons claiming through or under such Holder, shall be deemed to have notice of, and shall be bound by, the provisions of this Debenture.

Section 1.4  Applicable Law.

This Debenture shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein without reference to any conflicts of law provisions and shall be treated in all respects as an Ontario contract.

Section 1.5  Accounting Terms.

All accounting terms which are not specifically defined herein shall be construed in accordance with United States generally accepted accounting principles consistently applied.

Section 1.6  Day not a Business Day.

If any day on or before which any action is required or permitted to be taken hereunder is not a Business Day, then such action shall be required or permitted to be taken on or before the requisite time on the next succeeding day that is a Business Day.

Section 1.7  Currency.

All references to currency herein are expressed in United States Dollars.

                           ARTICLE 2 - THE DEBENTURE

Section 2.1  Terms, Form and Denomination of Debenture.

  (a)  This Debenture shall be designated as a "Debenture due July_____, 2016".
  (b) The outstanding principal amount of this Debenture shall bear interest from and including the Commencement Date to but excluding the Maturity Date, as applicable, at the rate of twenty-four (24%) per cent per annum payable on the Maturity Date, provided that the minimum amount of interest that shall be due and payable shall be three (3) months interest.

Section 2.2  Certification by Company.

This Debenture shall not be obligatory or entitle the Holder to the benefit hereof until it has been executed by or on behalf of the Company and certified by the Transfer Agent, and certification by the Transfer Agent of any Debenture shall be conclusive evidence as against the Company that this Debenture so certified has been duly issued and is a valid obligation of the Company and that the Holder is entitled to the benefit hereof.

Section 2.3  Replacement of Debenture.

  (a) In case this Debenture shall be mutilated, defaced, lost, destroyed or stolen, the Company, subject to Applicable Laws, shall issue and the Transfer Agent shall certify and deliver a new Debenture of like date and tenor as the one mutilated, defaced, lost, destroyed or stolen in exchange for and in place of and upon cancellation of such Debenture and in lieu of and in substitution for such mutilated, defaced, lost, destroyed or stolen Debenture, and the new Debenture shall be entitled to the benefit hereof and rank equally in accordance with its terms with all other Debenture.
  (b)  Upon the application for the issue of a new Debenture pursuant to this
       Section 2.3, the Holder shall bear the costs of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, provide to the Transfer Agent such evidence of ownership and of the loss, destruction or theft of the Debenture so lost, destroyed or stolen as shall be satisfactory to the Transfer Agent and the Company in their discretion and the Holder may also be required to provide an indemnity in amount and form satisfactory to the Transfer Agent and the Company in their discretion.

Section 2.4  Payment of Principal and Interest.

  (a) The principal and interest of this Debenture will be payable when due in United States Dollars by cheque to the Holder or, at the Holder's option, will be payable by wire transfer to such account and at such location as may be specified by written notice from the Holder to the Company given not less than ten (10) Business Days prior to the date of payment. For greater certainty, any such payment by wire transfer in accordance with the Holder's specifications shall satisfy and fully discharge the

       Company's obligations in respect thereof.
  (b) Subject to the other provisions herein, if there has been no Qualified Liquidity Event the outstanding principal amount of this Debenture and all accrued interest shall be repaid by cheque or wire transfer on July_____, 2016 against presentation and surrender hereof at the offices of the Transfer Agent in the City of Toronto, Ontario, or as otherwise agreed in writing between the Company and the Holder.

Section 2.5  Ownership of Debenture.

The Person in whose name this Debenture is registered shall for all the purposes of this Debenture be and be deemed to be the owner thereof and payment of or on account of the principal or the interest thereon shall be made, subject to any express provisions hereof to the contrary, only to or upon the order in writing of such Person.

                             ARTICLE 3 - NO SECURITY

Section 3.1  No Security.

This Debenture is an unsecured obligation of the Company and shall rank pari passu with each of the other debentures issued by the Company as part of the Offering irrespective of the date of issue of such debentures.

                        ARTICLE 4 - DEFAULT AND ENFORCEMENT

Section 4.1  Events of Default.

Each of the following events is herein sometimes referred to as an "Event of Default":

      (i) default in the payment of any principal or interest on this Debenture as and when the same shall become due and payable, and continuance of such default for a period of five (5) Business Days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given by the Holder;
      (ii) the institution of bankruptcy or insolvency proceedings against the Company, or the institution of proceedings seeking reorganization or winding-up of the Company under the Bankruptcy and Insolvency Act (Canada) or any other bankruptcy, insolvency or analogous laws, or the issuing of sequestration or process of execution against the Company or any substantial part of its property, or the appointment of a receiver or manager of the Company or of any substantial part of its property, and, in each case, the continuance of any such proceedings unstayed, undischarged and in effect for a period of fifteen (15) days from the date thereof; or
      (iii) the institution by the Company of proceedings to be adjudicated bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it, or the passing of a resolution authorizing the filing by it, of a petition or answer or consent seeking reorganization or relief under the Bankruptcy and Insolvency Act (Canada) or any other bankruptcy, insolvency or analogous laws, or the consent by it to the filing of any such petition or to the appointment of a receiver of the Company or of any substantial part of its property, or the making by it of a general assignment for the benefit of creditors, or the Company's admitting in writing its inability to pay its debts generally as they become due or taking corporate action in furtherance of any of the aforesaid purposes.

Section 4.2  Acceleration of Default.

In case any Event of Default has occurred and is continuing, the Holder may in his, her or its discretion, declare the principal of and interest on this Debenture and other moneys payable hereunder to be due and payable and, the same shall forthwith become immediately due and payable to the Holder and the Company shall forthwith pay to the Holder the principal of and accrued and unpaid interest on this Debenture with such interest to be paid in cash not Common Shares and all other moneys payable hereunder together with subsequent interest thereon, at the rate borne by this Debenture, from the date of the said declaration until payment is received by the Holder, such subsequent interest to be payable in cash not Common Shares at the times and places in and according to the tenor of the Debenture.

Section 4.3  Enforcement of Security.

In case any Event of Default has occurred and the Holder has declared the principal of and interest on this Debenture and other moneys payable hereunder to be due and payable pursuant to Section 5.2, the Holder may (to the extent permitted by law):

      (i) Appoint a Receiver - by instrument in writing appoint any person qualified under applicable legislation, whether an officer or employee of the Holder or not, to be a receiver (which term shall include a receiver and manager) of the Company; and, subject to the provisions of the instrument appointing such receiver, any such receiver so appointed shall have power (to the extent permitted by law):
            (A) to carry on (or to concur in the carrying on of) all or any part of the business of the Company,
            (B) to make any arrangement or compromise which the receiver shall consider expedient,
            (C) to borrow money on the security of the assets of the Company for the purpose of the maintenance, preservation or protection of the business of the Company or for carrying on all or any part of the business of the Company,
            (D) to sell, lease or otherwise dispose of the whole or any part of the assets of the Company (or to concur therein) at public auction, by public tender or by private sale, with or without advertisement, for cash or upon credit or partly for cash and partly for credit, at such time and upon such terms and conditions as the receiver shall determine with or without notice and with or without advertising and without any formality all of which are hereby waived by the Company, with power to vary or rescind any contract or sale or other contract, buy at any such auction, resell with or under any of the powers conferred hereunder without being answerable for any loss and adjourn any sale from time to time; and the receiver may execute and deliver to any purchaser of the assets of the Company or any part thereof good and sufficient deeds and documents for the same, the receiver being irrevocably constituted the attorney of the Company for the purpose of making any such sale and executing such deeds and documents, provided that such receiver shall be deemed the agent of the Company and not that of the Holder and the Holder shall not be in any way responsible for any misconduct, negligence or non-feasance of any such receiver, his servants, agents or employees. To facilitate the foregoing powers, any such receiver may, to the exclusion of all others, including the Company, enter upon, use and occupy all premises owned or occupied by the Company wherein the assets of the Company may be situated, maintain the assets of the Company upon such premises, borrow money and use assets of the Company directly in carrying on the Company's business or as security for loans or advances to enable him to carry on the Company's business or otherwise, as such receiver shall, in his discretion, determine;
      (ii) Further Rights - exercise any of the other rights to which the Holder is entitled as holder of this Debenture, including the right to take proceedings in any court of competent jurisdiction for the appointment of a receiver or manager, for the sale of the assets of the Company or any part thereof or for foreclosure;
      (iii) Power of Attorney - act as attorney for the Company (and the Company grants to the Holder its irrevocable power of attorney, which power shall be binding upon the Company and all third parties) to execute and deliver on behalf of the Company all documents and instruments as may be necessary to effect the transfers, assignments and enforcement procedures contemplated in this Section 5.03; and
      (iv) Holder may Purchase Company's Assets - the Holder may become (and any subsidiary, agent or representative of the Holder may become) a purchaser at any sale of the assets of the Company, whether made under the powers of sale contained in this Debenture or pursuant to judicial proceedings.

Section 4.4  Holder not Obliged to Institute Proceedings.

The Holder shall not be liable or accountable for any failure to enforce the rights and remedies of the Holder herein and shall not be bound to institute proceedings for the purpose of collecting, enforcing or realizing the same for the purpose of preserving any right of the Holder, the other Holders, the Company or any other Person in respect of the same.

Section 4.5  Application of Proceeds of Realization.

Upon enforcement of the rights and remedies of the Holder herein, any net profits of carrying on the business of the Company and the net proceeds of realization of any assets of the Company shall be applied by the Holder or the receiver, interim receiver or receiver-manager, if any, subject to claims ranking in priority to this Debenture:

      (i) firstly, in payment of all costs, charges and expenses of and incidental to the appointment of the receiver, interim receiver or receiver-manager, and the exercise by such person of all or any of the powers aforesaid, including his reasonable remuneration and all outgoings properly paid by him;
      (ii) secondly, in payment of all costs, charges and expenses of the Holder incidental to the enforcement of this Debenture and the exercise by the Holder of all or any of the powers aforesaid, including all outgoings properly paid by such Holder;
      (iii) thirdly, in payment of all outstanding indebtedness then due and payable pursuant to this Debenture; and
      (iv) fourthly, in payment of all claims ranking subordinate to this Debenture, by remitting any surplus to the Company.

Section 4.6  Rights and Remedies Cumulative.

All rights and remedies of the Holder set out in this Debenture shall be cumulative and no right or remedy contained herein is intended to be exclusive but each shall be in addition to every other right and remedy contained herein or in any existing or future security document or now or hereafter existing at law or in equity or by statute. The taking of a judgment or judgments with respect to any of the obligations hereby secured shall not operate as a merger of any of the covenants contained in this Debenture.

                         ARTICLE 5 - SUCCESSOR COMPANIES

Section 5.1  Certain Requirements.

The Company shall not enter into any Corporate Reorganization, unless:

      (i) the Successor Company shall execute, prior to or contemporaneously with the consummation of such Corporate Reorganization, such instruments as are necessary or advisable to evidence the assumption by the Successor Company of all of the obligations of the Company, as the case may be, under this Debenture;
      (ii) such Corporate Reorganization shall be upon such terms as to preserve and not to impair any of the rights and powers of the Holder hereunder; and
      (iii) no condition or event shall exist as to the Company or the Successor Company either at the time of or immediately after such Corporate Reorganization and after giving full effect thereto or immediately after the Successor Company complying with the provisions of subsection 5.1(i) above which constitutes or would constitute an Event of Default hereunder.

Section 5.2  Vesting of Powers in Successor.

Whenever the conditions of Section 5.1 have been duly observed and performed, the Successor Company shall possess and from time to time may exercise each and every right and power of the Company, under this Debenture in the name of the Company or otherwise and any act or proceeding by any provision of this Debenture required to be done or performed by the directors or any officers of the Company may be done and performed with like force and effect by the directors or the like officer or officers of such Successor Company.

                           ARTICLE 6 - MISCELLANEOUS

Section 6.1  Notice to the Holder and to the Company.

Any notice in writing required or permitted to be given hereunder shall be sufficiently given if delivered personally or mailed by registered mail, postage prepaid, addressed as follows:



To the Company at:           671 Westburne Dr.
                             Concord, Ontario
                             L4K 4Z1

                             Attention:
                             Michael Davidson, C.E.O.




To the Holder at:
                             ________________________

                             ________________________

                             ________________________

                             ________________________

                             ________________________

In all cases with a copy to:

                             Beard Winter LLP
                             Barristers and Solicitors
                             Suite 701, 130 Adelaide Street W.
                             Toronto, ON
                             M5H 2K4

                             Attention:  Julian L. Doyle

Any such notice given by personal delivery shall conclusively be deemed to be received on the date of the actual delivery thereof and when given by registered mail, shall conclusively be deemed to be received on the seventh (7th) Business Day following the date of mailing. When any party giving ay notice knows, or ought to know, of any disruption in the operation of the postal system which may affect the delivery of mail in the ordinary course, any such notice shall not be mailed but shall be given by personal delivery.

Any party may at any time give notice in writing to the other party of any change of address of the party giving such notice, and from and after the giving of such notice, the address therein specified shall be deemed to be the address of such party for the giving of notices hereunder.

IN WITNESS WHEREOF, the Company has caused its corporate seal to be hereunto affixed and this Debenture to be signed by its proper officer in that behalf as of the _____ day of July, 2014.

EMPIRE GLOBAL CORP.



by:     _____________________
Name:   Michael Davidson
Title:  C.E.O.
Certified countersigned and
registered by the Transfer Agent:



BEARD WINTER LLP



by:     ______________________________
Name:   Julian L. Doyle
Title:  Partner

                                 SCHEDULE "C"

                   COMMON SHARE PURCHASE WARRANT CERTIFICATE

No._____

                       Certificate for _____ Warrants

                      NOT EXERCISABLE AFTER 5:00 P.M.,
                  EASTERN STANDARD TIME, ON JULY_____, 2016

                              EMPIRE GLOBAL CORP.

                   COMMON SHARE PURCHASE WARRANT CERTIFICATE

THIS CERTIFICATE CERTIFIES THAT ______________________________ or its registered assigns is the registered holder (the "Holder") of the number of Warrants set forth above, each of which represents the right to purchase one (1) fully paid and non-assessable common share (the "Common Share") of EMPIRE GLOBAL CORP., a corporation organized under the laws of the Province of Ontario (the "Company"), at the Exercise Price (as hereinafter defined), by surrendering this Warrant Certificate, with the form of Election to Purchase attached hereto duly executed and by paying in full the Exercise Price (the Common Shares issuable upon exercise of the Warrants being referred to herein as the "Warrant Shares") at the principal office of the Company as set forth below. No Warrant may be exercised after 5:00 P.M., Eastern Standard Time, on July_____, 2016 (the "Expiration Date"). All Warrants evidenced hereby shall thereafter become void.

Prior to the Expiration Date, subject to any applicable laws, rules or regulations restricting transferability and to any restriction on transferability that may appear on this Warrant Certificate, the Holder shall be entitled to transfer this Warrant Certificate, in whole or in part, upon surrender of this Warrant Certificate at the principal office of the Company with the form of assignment set forth hereon duly executed. Upon any such transfer, a new Warrant Certificate or Warrant Certificates representing the same aggregate number of Warrant Shares will be issued in accordance with instructions in the form of assignment.

1.  Exercise of the Warrants

At any time prior to the Expiration Date, the Holder shall be entitled to exercise some or all of the Warrants represented by this Warrant Certificate and purchase an equal number of Common Shares upon surrender of this Certificate at the principal office of the Company, together with:

      (i)   the form of Election to Purchase annexed hereto duly executed; and
      (ii) a certified cheque of bank draft, payable at par, in United States currency, to or to the order of the Company, in the amount of the Exercise Price per Warrant (as hereinafter determined) multiplied by the number of Warrants being so converted.

The exercise price per Warrant to be exercised shall be one (US$1.00) United States dollar (the "Exercise Price"). Upon the exercise of less than all of the Warrants to purchase the Common Shares evidenced by this Warrant Certificate, there shall be issued to the Holder a new Warrant Certificate in respect of the Warrants not exercised.

2.  Fractional Shares

The Company shall not be required to issue fractional shares upon the exercise of some or all of the Warrants represented by this Warrant Certificate.

3.  Limitation

This Warrant Certificate shall not entitle the Holder to any of the rights of a shareholder of the Company, including, without limitation, the tight to vote, to receive dividends and other distributions, or to attend or receive any notice of meetings of stockholders or any other proceedings of the Company.

4.  Registration of Warrant Certificates

The Company shall number and register the Warrant Certificates in a warrant register maintained by the Company as they are needed. The Company may deem and treat the registered holder(s) of the Warrant Certificates as the absolute owner(s) thereof for all purposes. Upon request by a Holder requesting such information for the purpose of obtaining a consent, waiver or other action of Holders, the Company will notify that Holder as to the identity and address of record of the other Holders.

5.  Transfer of Warrant Certificate and Warrant Shares

(1) The Company shall from time to time register the transfer of any outstanding Warrant Certificates in the warrant register upon surrender thereof accompanied by a written instrument or instruments of transfer in form reasonably satisfactory to the Company duly executed by the Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, the Company shall issue as promptly as practicable in any event within three (3) Business Days (as hereinafter defined) after receipt of such notice of transfer of a new Warrant Certificate to the transferee(s). As used in the Warrant Certificate, the term "Business Day" means any day which is not a Saturday, Sunday or statutory holiday in the City of Toronto.

(2) Warrant Certificates may be exchanged at the option of the Holder(s) thereof when surrendered to the Company at the address set forth herein for another Warrant Certificate or Warrant Certificates of like tenor and representing the right to purchase in the aggregate a like number of Warrant Shares; provided that the Company shall not be required to issue any Warrant Certificates representing any fractional Warrant Shares.

(3) The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of new Warrant Certificates, including, without limitation, any transfer or stamp taxes.

6.  Lost, Stolen, Mutilated or Destroyed Warrant Certificates

If any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue, execute and deliver, in exchange and substitution for and upon cancellation of such mutilated Warrant Certificate, or in lieu of or in substitution for such lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate representing an equivalent number of Warrants or Warrant Shares. If required by the Company, the Holder of the mutilated, lost, stolen or destroyed Warrant Certificate must provide an affidavit of loss and an indemnity reasonably sufficient to protect the Company from any loss which it may suffer if the Warrant Certificate is replaced. Any new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by any person.

7.  Cancellation of Warrant Certificates

Any Warrant Certificate surrendered upon the exercise of Warrants or for exchange or transfer, or purchased or otherwise acquired by the Company, shall be cancelled and shall not be reissued by the Company; and, except as provided in Section 1 with respect to the exercise of less than all of the Warrants evidenced by a Warrant Certificate or in Section 5 with respect to an exchange or transfer, no Warrant Certificate shall be issued hereunder in lieu of such cancelled Warrant Certificate. Any Warrant Certificate so cancelled shall be destroyed by the Company.

8.  Issuance of Common Shares

As promptly as practicable after the date on which part or all of the Warrants represented by this Warrant Certificate are exercised (the "Date of Exercise") of any Warrants and in any event within three (3) Business Days after receipt of the Election to Purchase, the Company shall issue, or cause its transfer agent to issue, a certificate or certificates for the number of non-fractional Warrant Shares (the "Common Share Certificate"), registered in accordance with the instructions set forth in the Election to Purchase. All Warrant Shares issued upon the exercise of any Warrants shall be legally and validly authorized and issued and outstanding, fully paid, non-assessable, free of pre-emptive rights and free from all taxes, liens, charges and security interests in respect of the issuance thereof. Each person in whose name any such Common Share Certificate is issued shall be deemed for all purposes to have become the holder of record of the Common Shares represented thereby on the Date of the Exercise of the Warrants resulting in the issuance of such shares, irrespective of the date of issuance or delivery of such Common Share Certificate.

The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of new Common Share Certificates, including, without limitation, any transfer or stamp taxes.

9.  Reservation of Common Shares; Listing

The Company shall reserve and keep available, free from pre-emptive rights, for issuance upon the exercise of Warrants, the maximum number of its authorized but unissued Common Shares which may then be issuable upon the exercise in full of all outstanding Warrants.

10.  No Impairment

The Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, amalgamation, combination, merger, dissolution, issue or sale of securities or any other voluntary action, avoid, or seek to avoid the observation or performance of any of the terms of the Warrants, the Warrant Certificates or this Certificate, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holders against impairment. Without limiting the generality of the foregoing, the Company shall obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under the Warrants. In case any securities other than the Common Shares ("Other Securities") shall be issued or sold, or shall become subject to issue upon the conversion or exchange of any stock (or Other Securities) of the Company (or any other issuer of Other Securities) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or Person), for a consideration per share of Other Security such as to dilute the purchase rights evidenced by the Warrants, the computations, adjustments and readjustments provided for in
Section 11 with respect to the Exercise Price and the number of Warrant Shares shall be made as nearly as possible in the manner so provided and applied so as to protect the Holders against the effect of such dilution.

11.  Adjustment of Exercise Price

Subject to the provisions of this Section 11, the Exercise Price in effect from time to time shall be subject to adjustment, as follows:

(1) In the event that the Company shall (i) declare a dividend or make a distribution on the outstanding Common Shares in additional Common Shares, (ii) subdivide or reclassify the outstanding Common Shares into a greater number of shares, or (iii) consolidate, combine or reclassify the outstanding Common Shares into a fewer number of shares, the Exercise Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, consolidation, combination or reclassification, as the case may be, shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of Common Shares outstanding immediately before such dividend, distribution, subdivision, consolidation, combination or reclassification, and of which the denominator shall be the number of Common Shares outstanding immediately after such dividend, distribution, subdivision, consolidation, combination or reclassification. Any Common Shares issuable in payment of a dividend shall be deemed to have been issued immediately prior to the record date or other applicable date cited in Sections 11(2) or 11(3) for the purpose of calculating the number of outstanding Common Shares under Sections 11(2) or 11(3). Such adjustment shall be made successively whenever any event specified above shall occur.

(2) In the event that the Company shall fix a record date for the issuance of rights, options, warrants or convertible or exchangeable securities to all or substantially all holders of its Common Shares entitling them (for a period which, by its express terms, expires within forty-five (45) days after such record date) to subscribe for or purchase Common Shares at a price per share less than the Fair Market Value of a Common Share on such record date, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of Common Shares outstanding on such record date plus the maximum number of Common Shares which the aggregate offering price of the total number of Common Shares so offered would purchase at the Fair Market Value per share, and of which the denominator shall be the number of Common Shares outstanding on such record date plus the number of additional Common Shares offered for subscription or purchase. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that any such rights, options, warrants or convertible or exchangeable securities are not so issued or expire unexercised, the Exercise Price then in effect shall be readjusted to the Exercise Price which would then be in effect if such unissued or unexercised rights, options, warrants or convertible or exchangeable securities had not been issuable. As used in this Warrant Certificate, the term "Fair Market Value" means the price at which a buyer and seller would transfer a Common Share both being fully informed of all relevant information and neither being under any compulsion to buy or sell, as the case may be and, for the purposes of this Section 11(2), shall, at the request of a Holder, be determined by the Company's Board of Directors in good faith and on a reasonable basis.

(3) In the event that the Company shall fix a record date for the making of a distribution to all or substantially all holders of Common Shares (i) of shares of any class other than its Common Shares or (ii) of the evidence of its indebtedness or (iii) of assets or (iv) of rights, options, warrants or convertible or exchangeable securities, then in each such case the Exercise Price in effect immediately thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date multiplied by the Fair Market Value per share on such record date, less the aggregate fair market value as determined in good faith by the Company's Board of Directors of said shares or evidences of indebtedness or assets or rights, options, warrants or convertible or exchangeable securities as distributed, and of which the denominator shall be the total number of Common Shares outstanding on such record date multiplied by such Fair Market Value per share. Such adjustment shall be made successively whenever such a record date is fixed; provided, however, that in no event shall the Exercise Price be less than zero. In the event that such distribution is not so made, or that such distribution, by its express terms, is intended to be made, and is in fact made, to all holders of Warrant Shares upon exercise of their respective Warrants, the Exercise Price then in effect shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed.

12.  No Adjustment to Exercise Price

No adjustment in the Exercise Price in accordance with the provisions of
Section 11 need be made unless such adjustment would amount to a change of at least one (1.0%) per cent in such Exercise Price, provided, however, that the amount by which any adjustment is not made by reason of the provisions of this
Section 12 shall be carried forward and taken into account at the time of any subsequent adjustment in the Exercise Price.

13.  Adjustment of Number of Shares

Upon each adjustment of the Exercise Price pursuant to Section 11, each Warrant shall thereupon evidence the right to purchase that number of Warrant Shares (calculated to the nearest hundredth of a share) obtained by multiplying the number of Warrant Shares purchasable immediately prior to such adjustment upon exercise of the Warrant by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

14.  Reorganizations

In the event of any capital reorganization, other than in the cases referred to in Section 11(1), or the consolidation, amalgamation, merger or other combination of the Company with or into another corporation (other than a consolidation, amalgamation, merger or other combination in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding Common Shares or the conversion of such outstanding Common Shares into shares of other stock or other securities or property), or the sale, transfer or conveyance of the property of the Company as an entirety or substantially as an entirety (collectively such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of Warrant Shares theretofore deliverable) the number of shares of stock or other securities of property to which a holder of the number of Warrant Shares which would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization. In the event of any Reorganization, appropriate adjustment, as determined in good faith by the Company's Board of Directors, shall be made in the application of the provisions herein set forth with respect to the rights and interests of Holders so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of Warrants. Any such adjustment shall be made by and set forth in a supplemental agreement prepared by the Company or any successor thereto, between the Company and any successor thereto, and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The Company shall not effect any such Reorganization, unless upon or prior to the consummation thereof the successor corporation, or if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of Common Shares outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the Holder of any Warrant Certificate such shares of stock, securities, cash or other property as such holder shall be entitled to purchase in accordance with the foregoing provisions.

15.  Notice of Certain Actions

In the event the Company shall (a) declare any dividend payable in stock to the holders of its Common Shares or make any other distribution in property other than cash to the holders of its Common Shares, (b) offer to the holders of its Common Shares rights to subscribe for or purchase any shares of any class of stock or any other rights or options, or (c) effect any reclassification of its Common Shares (other than a reclassification involving merely the subdivision or combination of outstanding Common Shares) or any capital reorganization or any consolidation, amalgamation, merger or other combination (other than a consolidation, amalgamation, merger or other combination in which no distribution of securities or other property is made to holders of Common Shares) or any sale, transfer or other disposition of its property, assets and business substantially as an entirety, or the liquidation, dissolution or winding up of in the Company; then, in each such case, the Company shall cause notice of such proposed action to be mailed to each Holder at least thirty (30) days prior to such action. Such notice shall specify the date on which the books of the Company shall close, or a record be taken, for determining holders of Common Shares entitled to receive such stock dividend or other distribution or such rights or options, or the date on which such reclassification, reorganization, consolidation, amalgamation, combination, merger, sale, transfer, other disposition, liquidation, dissolution, winding up or exchange shall take place or commence , as the case may be, and the date as of which it is expected that holders of record of Common Shares shall be entitled to receive securities or other property deliverable upon such action, if any such date has been fixed. Such notice shall be mailed in the case of any action covered by paragraph (a) and (b) of this Section 16, at least ten (10) days prior to the record date for determining holders of the Common Shares for purposes of receiving such payment or offer, and in the case of any action covered by this paragraph (c), at least ten (10) days prior to the record date to determine holders of Common Shares entitled to receive such securities or other property.

16.  Certificate of Adjustment

The Company shall perform any computations and determine any adjustments required to be made under this Certificate (the "Adjustment") and shall cause an independent nationally recognized firm of chartered accountants selected by the Company to verify each Adjustment. As promptly as practicable after determining any Adjustment, and upon receipt of the aforementioned verification, the Company shall prepare a certificate executed by the President of the Company setting forth such Adjustment and mail such certificate to each Holder (an "Adjustment Notice"). The Adjustment Notice shall include in reasonable detail (a) the events precipitating the Adjustment, (b) the computations relating to such Adjustment, and (c) the Exercise Price and the number of shares or the securities or other property purchasable upon exercise of each Warrant after giving effect to such Adjustment. In the event that the Holders of Warrants entitling such Holders to purchase a majority of the Warrant Shares subject to purchase upon exercise of Warrants at the time outstanding (the "Required Interest") shall disagree with any Adjustment, the Required Interest shall give notice thereof (the "Dispute Notice") to the Company within fifteen (15) days after the Adjustment Notice. Upon receipt of the Dispute Notice, the Company shall promptly engage an independent nationally recognized firm of chartered accountants acceptable to the Required Interest to make an independent determination of such disputed Adjustment (the "Independent Adjustment"). The Independent Adjustment shall be final and binding on the Company and all Holders. If the disputed Adjustment and the Independent Adjustment differ by an amount of three (3%) per cent or less of the value of the disputed Adjustment, then the costs of conducting the independent determination shall be borne by the Required Interest (pro rata, in accordance with the number of Warrants held by each, with each subject Holder jointly and severally liable); if the disputed Adjustment and the Independent Adjustment differ by more than three (3%) per cent of the disputed Adjustment, then the costs of conducting the independent determination shall be borne entirely by the Company; provided that in each case costs separately incurred by the Company and any Holders shall be separately borne by them.

17.  Warrant Certificate Amendments

Irrespective of any adjustments pursuant to this Section 17, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments; provided the Company may, at its option, issue new Warrant Certificates evidencing Warrants in such form as may be approved by its Board of Directors to reflect any adjustment in the Exercise Price and number of Warrant shares purchasable under the Warrants.

18.  Fractional Shares

The Company shall not be required upon the exercise of any Warrant to issue fractional Warrant Shares which may result from adjustments in accordance with this Section 18 to the Exercise Price or number of Warrant Shares purchasable under each Warrant. If more than one Warrant is exercised at one time by the same Holder, the number of Warrant Shares which shall be issuable upon the exercise thereof shall be computed based on the aggregate number of Warrant Shares purchasable upon exercise of such Warrants.

19.  Payment of Taxes and Charges

The Company will pay all taxes (other than income taxes or other similar taxes personal to the Holders, including without limitation, non resident withholding taxes) and other government charges payable in connection with the issuance or delivery or transfer of the Warrants and the initial issuance or delivery of Warrant Shares upon the exercise of any Warrants and payment of the Exercise Price.

20.  Changes to Agreement

The Company, when authorized by its Board of Directors, with the written consent of Holders of Warrants entitling such Holders to purchase a majority of the Warrant Shares subject to purchase upon exercise of the Warrants outstanding at such time, may amend or supplement this Certificate, except that no amendment which (i) increases the Exercise Price or reduces the number of Warrant Shares or otherwise economically impairs the value of the Warrants or (ii) amends the provisions of Sections 11, 12, 13, 14, 15, 16, 17 and 18 shall be enforceable against a Holder who has not consented in writing to such amendment.

21.  Assignment

All the covenants and provisions of this Certificate by or for the benefit of the Company or the Holders shall bind and inure to the benefit of their respective successors and assigns.

22.  Successor to Company

In the event that the Company consolidates, amalgamates, merges or otherwise combines with or into any other corporation or sells, transfers or otherwise conveys its property, assets and business substantially as an entirety to a successor corporation or entity, the Company shall prior to such events becoming effective, have such successor corporation or other entity assume by a written instrument each and every undertaking covenant and condition of this Certificate to be performed and observed by the Company, and such successor corporation or other entity shall be deemed, upon the closing of such merger, amalgamation, combination, consolidation, conveyance or sale, to have so assumed such liabilities.

23.  Notices

Any notice or demand required by this Certificate to be given or made by any Holder to or on the Company shall be sufficiently given or made if such notice is in writing and sent by first-class or registered mail, postage prepaid, addressed as follows:

Empire Global Corp.
671 Westburne Dr.
Concord, Ontario
L4K 4Z1
Attention:  Michael Davidson, C.E.O.

With a copy to:

Beard Winter LLP
130 Adelaide St. W.
Suite 701
Toronto, Ontario
M5H 2K4
Attention:  Julian L. Doyle

Any notice or demand required by this Certificate to be given or made by the Company to or on any Holder shall be sufficiently given or made if such notice is in writing and sent by first-class or registered mail, postage prepaid, addressed to such Holder and sent to the address set below such Holder's name on the attached signature pages or, if a subsequent Holder, the address of such Holder on the Company's warrant register.

Any notice or demand required by this Certificate to be given or made by the Company to or on any Holder shall be sufficiently given or made, whether or not such Holder receives the notice, five (5) days after mailing, if sent by first-class or registered mail, postage prepaid, addressed to such Holder at its last address as shown on the books of the Company. Otherwise, such notice or demand shall be deemed given when received by the party entitled thereto.

24.  Defects in Notice

Failure to file any certificate or notice or to mail any notice, or any defect in any certificate or notice pursuant to this Certificate shall not affect in any way the right of any Holder or the legality or validity of any adjustment made pursuant to Section 11 hereof.

25.  Governing Law

This Certificate and each Warrant Certificate issued hereunder shall be governed by the laws of the Province of Ontario and the laws of Canada applicable therein without regard to principles of conflicts of laws thereof.

26.  Standing

Nothing in this Certificate expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Holders any right, remedy or claim under or by reason of this Certificate or of any covenant, condition, stipulation, promise or agreement contained herein; and all covenants, conditions, stipulations, promises and agreements contained in this Certificate shall be for the sole and exclusive benefit of the Company and its successors and the Holders.

27.  Headings

The descriptive headings of the sections of this Certificate are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

28.  Counterparts

This Certificate may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

29.  Availability of the Agreement

The Company shall keep copies of this Certificate available for inspection by Holders during normal business hours. Copies of this Certificate may be obtained upon written request addressed to the Company at the address set forth in
Section 23.

30.  Entire Agreement

This Certificate, including Exhibits referred to herein and the other agreements and writings specifically identified herein or contemplated hereby, is complete, reflects the entire agreement of the parties with respect to its subject matter, and supersedes all previous written or oral negotiations, commitments and writings.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed.

DATED as of the _____ day of July, 2014.

EMPIRE GLOBAL CORP.




By:_________________________________
Name:   Michael Davidson
Title:  C.E.O.

                                FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby irrevocably sells, assigns and transfers unto the assignee named below all of the rights of the undersigned represented by the within Warrant Certificate, with respect to the number of Warrants to purchase Common Shares set for below:

Name of Assignee ______________________     No. of Warrants__________

Address:_______________________________

        _______________________________

        _______________________________

and does hereby irrevocably constitute and appoint ________________________ true and lawful attorney, to make such transfer on the books of EMPIRE GLOBAL CORP. maintained for that purpose, with full power of substitution in the premises.

DATED:____________________________          ____________________________________
                                            Signature


____________________________________
(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

                           FORM OF ELECTION OF PURCHASE

The undersigned hereby irrevocably elects to exercise _______________________ of the Warrants represented by the Warrant Certificate and to purchase the Common Shares issuable upon the exercise of said Warrants, and requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:____________________________________________________________________
         (NAME)

______________________________________________________________________________
(ADDRESS, INCLUDING POSTAL CODE)

______________________________________________________________________________
(S.I.N. OR OTHER IDENTIFICATION NUMBER)

DELIVER TO:___________________________________________________________________
           (NAME)

at____________________________________________________________________________
(ADDRESS, INCLUDING POSTAL CODE)

In full payment of the purchase price with respect to the exercise of Warrants to purchase Common Shares, the undersigned hereby tenders payment of USD$_______ by certified cheque, cashier's cheque or money order payable to the order of the Company.

If the number of Warrants to purchase the Common Shares hereby exercised is less than all the Warrants represented by this Warrant Certificate, the undersigned requests that a new Warrant Certificate representing the number of such full Warrants not exercised be issued and delivered as follows:

ISSUE TO:_____________________________________________________________________
         (NAME)

______________________________________________________________________________
(ADDRESS, INCLUDING POSTAL CODE)

______________________________________________________________________________
(S.I.N. OR OTHER IDENTIFICATION NUMBER)

DELIVER TO:___________________________________________________________________
           (NAME)

______________________________________________________________________________
(ADDRESS, INCLUDING POSTAL CODE)

Date: __________________                ______________________________________
                                        Signature

(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

PLEASE INSERT S.I.N. OR TAX I.D. NUMBER OF HOLDER __________________________

                                  SCHEDULE "D"
                    ACCREDITED INVESTOR STATUS CERTIFICATE

The categories listed herein contain certain specifically defined terms. If you are unsure as to the meanings of those terms, or are unsure as to the applicability of any category below, please contact your broker and/or legal advisor before completing this certificate.

To:	Empire Global Corp. (the "Issuer")
Re:	Purchase of Units.

In connection with the purchase by the undersigned purchaser of the Units (the "Purchaser"), the Purchaser, on its own behalf and on behalf of each of the beneficial purchasers for whom the Purchaser is acting, hereby represents and warrants to the Issuer that:

1. the Purchaser, or each of the beneficial purchasers for whom the Purchaser is acting, is resident in the Canadian province set out at the end of this certificate;
2. the Purchaser, or each of the beneficial purchasers for whom the Purchaser is acting, is purchasing the Units as principal for its own account and not for the benefit of any other person; and
3. the Purchaser, or each of the beneficial purchasers for whom the Purchaser is acting, is an "accredited investor" within the meaning of National Instrument 45-106 ("N145-106") because the Purchaser, or that beneficial purchaser, is correctly described by the category of "accredited investor" marked below.

(PLEASE CHECK THE BOX OF THE APPLICABLE CATEGORY OF ACCREDITED INVESTOR)

____   (a) a Canadian financial institution, or a Schedule III bank,
____   (b) the Business Development Bank of Canada incorporated under the
           Business Development Bank of Canada Act (Canada),
____   (c) a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,
____   (d) a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),
____   (e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),
____   (f) the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,
____   (g) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scolaire de l'ile de Montreal or an intermunicipal management board in Quebec,
____   (h) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,
____   (i) a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada,
____   (j) an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,

____   (k) an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,
____   (l) an individual who, either alone or with a spouse, has net assets of at least $5,000,000,
____   (m) a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements,
____   (n) an investment fund that distributes or has distributed its securities only to
____       (i)   a person that is or was an accredited investor at the time of the distribution,
____       (ii)  a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], or 2.19 [Additional investment in investment
                 funds], or
____       (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund
                 reinvestment],
____   (o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt,
____   (p) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,
____   (q) a person acting on behalf of a fully managed account managed by that person, if that person
____       (i)  is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a
                jurisdiction of Canada or a foreign jurisdiction, and
____       (ii) in Ontario, is purchasing a security that is not a security of an investment fund,
____   (r) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,
____   (s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph
           (i) in form and function,
____   (t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,
____   (u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,
           or
____   (v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as (i) an accredited investor, or (ii) an exempt purchaser in Alberta or British Columbia after this instrument comes into force.

For the purposes hereof, the following definitions are included for convenience:

"Canadian financial institution" means (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under Section 473(1) of that Act, or
(ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

"control person" has the same meaning as in securities legislation except in Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Prince Edward Island and Quebec where control person means any person that holds or is one of a combination of persons that holds (i) a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or (ii) more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer;

"entity" means a company, syndicate, partnership, trust or unincorporated organization;

"financial assets" means cash, securities, or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

"founder" means, in respect of an issuer, a person who, (i) acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and (ii) at the time of the trade is actively involved in the business of the issuer;

"fully managed account" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

"investment fund" means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996
c. 112, and whose business objective is making multiple investments and a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c. 429 whose business objective is making multiple investments;

"related liabilities" means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets;

"Schedule III bank" means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

"spouse" means an individual who (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

"subsidiary" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

In N145-106 a person or company is considered to be an affiliated entity of another person or company if one is a subsidiary entity of the other, or if both are subsidiary entities of the same person or company, or if each of them is controlled by the same person or company.

In N145-106 a person (first person) is considered to control another person (second person) if (a) the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

The foregoing representations are true and accurate as of the date of this certificate and will be true and accurate as of the date on which the Securities are purchased. If any such representations shall not be true and accurate prior to the date on which the Securities are purchased, the undersigned shall give immediate written notice of such fact to the Issuer.

Dated: _________________________, 20__.	Signed: _______________________________

Print Name of Purchaser

If Purchaser is a Corporation, print name and title of Authorized Signing officer.

Province in which the Purchaser is resident ____________________________
































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                                  SCHEDULE "E"
                             PAYMENT INSTRUCTIONS

The subscription price may be paid in United States currency by certified cheque or bank draft.

Please make the certified cheque or bank draft payable to:
"Beard Winter LLP, in trust" and deliver it to:

Beard Winter LLP
130 Adelaide Street West
Suite 701
Toronto, Ontario
M5H 2K4
Attention: Julian L. Doyle

Alternatively, please wire transfer immediately available funds to:
Beard Winter LLP as follows:

Bank:  Royal Bank of Canada
       20 King Street West
       Toronto, Ontario
       M5H 1C4
Tel:   (416) 974-6311

Transit #:                  06012
Account #:                  (WITHELD)
ABA #                       021 000 21
Swift Code:                 ROYCCAT2
Name of Account:            Beard Winter LLP